UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 11, 2021

YACHT FINDERS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-52528	76-0736467
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

41 Ulua Place, Haiku, HI	96708
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(808) 573-6163

Not Applicable

(Former name or former address, if changed since last report)

Securities registered under Section 12(g) of the Exchange Act:

Title of each Class	Ticker Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001	YTFD	Pink Sheets

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Change in Registrant’s Certifying Accountant

(i) On October 11, 2021, Prager Metis CPAs LLC (“Prager”), the independent registered public accounting firm of Yacht Finders, Inc. (the “Company”), announced its resignation effective on the same date. As a result, the Company’s Board of Directors engaged Boyle CPA, LLC (“Boyle”) to serve as the Company’s independent registered public accounting firm effective October 11, 2021.

(ii) The reports of Prager on the financial statements of the Company as of and for the fiscal years ended December 31, 2020 and 2019 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) During the Company’s fiscal years ended December 31, 2020 and 2019 and the subsequent interim period from January 1, 2021 to the date of this report, and in connection with the audit of the Company’s financial statements for such periods, there were no disagreements between the Company and Prager on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Prager, would have caused Prager to make reference to the subject matter of such disagreements in connection with its audit reports on the Company’s financial statements.

(iv) During the Company’s fiscal years ended December 31, 2020 and 2019 and the subsequent interim period from January 1, 2021 to the date of this report, there were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K.

(v) During the Company’s fiscal years December 31, 2020 and 2019 and the subsequent interim period from January 1, 2021 to the date of this report, the Company did not consult with Boyle regarding any of the matters set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

(vi) The Company has provided Prager with a copy of the disclosures in this report and has requested that Prager furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Prager agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.1 to this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

16.1	Letter to Securities and Exchange Commission from Prager & Company, P.A., dated October 11, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

YACHT FINDERS, INC.

DATE: October 12, 2021

By:	/s/ Thomas Colligan
Thomas Colligan
President

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